Richard B. Fisher

President

Federated Utility Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Utility Fund, Inc. was created in 1988, and I am pleased to present its 12th Annual Report. Your fund invests in good dividend-paying utility corporations--well-known and recognized companies--that supply light, heat and communications services and products to million of U.S. citizens who in turn pay their utility bills promptly.1 The fund's net assets at February 29, 2000, were $1.3 billion with 50% in the telecommunications sector, 22% in natural gas, and 11% in electric utilities.

This report covers the 12-month reporting period from March 1, 1999 through February 29, 2000. Please take a few minutes to read the interview with Steven J. Lehman, Vice President, who co-manages the fund with Linda A. Duessel, Senior Vice President, both of Passport Research, Ltd. Following their discussion of the current utility industry environment and the fund's performance are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's 69 holdings in dividend-paying utility stocks, convertible and other securities, and third is the publication of the fund's financial statements.

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

During the period from March 1, 1999 through February 29, 2000, the utility marketplace experienced dramatic performance shifts within different sectors. For example, electric utilities had one of the worst years ever, while the values of telecommunications-related utilities soared. In this environment of rapid change, management's ability to anticipate trends and select the right stocks within the right sectors helped the fund deliver a positive performance that was greater than its benchmark. Individual share class total return performance for the 12-month reporting period, including income and realized gains distributions, follows.2

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	5.44%	$0.36	$1.14	$12.42 to $11.62 = (6.44%)
Class B Shares	4.73%	$0.26	$1.14	$12.42 to $11.63 = (6.36%)
Class C Shares	4.65%	$0.26	$1.14	$12.42 to $11.62 = (6.44%)
Class F Shares	5.55%	$0.36	$1.14	$12.41 to $11.62 = (6.37%)

In what continues to be a rising yet highly volatile stock market environment, Federated Utility Fund, Inc. offered the conservative investor a disciplined approach to seek current income and long-term growth of principal. The U.S. economy remains relatively strong, inflation fears are low, and utility stocks continue to offer attractive yields versus the S&P 500 Index.3 Regardless of day-to-day fluctuations and periodic manias that impact the stock market, utility stocks have a long tradition of generating strong earnings and dividends.

Thank you for being among the approximately 94,000 shareholders who participated in the income and growth opportunities of the many vital utility services represented by this $1.3 billion fund. Remember, reinvesting your monthly dividends is a convenient way to build the value of your account and help your shares increase through the benefit of compounding of earnings.

As always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
April 14, 2000

2 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e. less any applicable sales charge), for Class A, B, C and F Shares were (0.33%), (0.42%), 3.71% and 3.52%, respectively.

3 The S&P 500 Index is comprised of common stocks in industry, transportation, and financial and public utility companies. This index is unmanaged and investments cannot be made in an index.

Steven J. Lehman

Vice President

Passport Research Ltd.

Linda A. Duessel

Senior Vice President

Passport Research Ltd.

Investment Review

The fund's fiscal year was a weak period for conventional regulated utilities, while unregulated competitors turned in exceptional performance. What are your comments on the utility marketplace?

We think the disparity in returns reflects today's competitive reality. The S&P Utility Index1 had one of its worst years on record (down 15.9%) due to adverse regulatory decisions, questionable business strategies, and rising interest rates. Incumbent telecommunications companies such as SBC (which declined 25% before we sold the fund's position) and BellSouth (down 11%) also suffered due to new competition in a deregulating environment. In contrast, unregulated energy and trading company Enron was up 114%. An emerging telecommunications stock, Intermedia (up 249%), was strong, as were wireless communications leaders Sprint PCS (up 223%) and Nextel (up 355%).

We expect the conventional regulated companies to continue to be outmaneuvered by the more nimble unregulated competitors who generally have superior, entrepreneurial management. Consequently, we made a dramatic shift this year toward new leaders who we think can take advantage of the rapidly changing markets for telecommunications, natural gas, and electricity.

1 Standard & Poor's Utility Index is an unmanaged index of common stocks from 40 different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a 12-month period. Investments cannot be made in an index.

Compared to its benchmark indexes, how did Federated Utility Fund, Inc. perform over the 12-month reporting period?

For the fiscal year ended February 29, 2000, the fund's Class A Shares returned 5.44%, based on net asset value,1 compared to the return of 2.30% for the market benchmark index (comprised of 50% S&P Communications Index and 50% S&P Utility Index).2 With total returns of 4.73%, 4.65% and 5.55%, based on net asset value, the fund's Class B, C and F Shares also were competitive with the market benchmark.1

In a market characterized by divergent performance among different utility sectors, what has been your sector strategy, and how were the fund's assets allocated on February 29, 2000?

The major strategy change during the past year involved a significant increase in our telecommunications holdings to benefit the fund by strong growth in this sector. To implement that strategy, we sharply reduced our electric utility holdings and eliminated our remaining real estate investment trusts to provide the cash to expand our telecommunications holdings. As a result, at the end of the period, telecommunications services stocks comprised 47.3% of the fund, natural gas companies 28.0% (including gas producers), and electric companies 11.2% of the portfolio. Of the utility holdings, 88% were domestic companies and 12% (eight holdings) were international companies.

We continue to emphasize companies that have strong cash flow and the management skill and financial incentives to deploy that cash into attractive returns for shareholders.

Sector	Percentage of Net Assets	Number of Issues
Telecommunications	47.3%	33
Natural Gas	28.0%	16
Non-Utility	7.7%	6
Electrics	11.2%	10
Foreign Utilities	3.8%	3

1 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were (0.33%), (0.42%), 3.71% and 3.52%, respectively.

2 The S&P Utility Index is an unmanaged index comprising electric and natural gas utilities that track daily changes in the prices of stocks. The S&P Communications Index and S&P Electric Index are unmanaged indices comprising telephone and communications-oriented companies, and electric utilities that track daily changes in the prices of stocks. Investments cannot be made in an index.

What were the fund's top ten holdings as of February 29, 2000?

The top holdings were:

Company/Country	Sector	Percentage of Net Assets
U.S. West, Inc. (U.S.)	Major U.S. Telecommunications	5.01%
Sprint Corp. (U.S.)	Major U.S. Telecommunications	4.55%
Enron Corp. (U.S.)	Oil/Gas Transmissions	4.24%
Williams Companies, Inc. (U.S.)	Oil/Gas Transmissions	3.75%
El Paso Energy (U.S.)	Oil/Gas Transmissions	3.66%
Cox Communications PRIDES (convertible into Sprint PCS) (U.S.)	Broadcasting	3.34%
Alltel Corp. (U.S.)	(Telephone/communications)	3.05%
Media One Group, DECS (U.S.)	Telecommunications	3.04%
MCI Worldcom (U.S.)	Major U.S. Telecommunications	2.83%
AES Corp., Conv. Pfd. (U.S.)	Electric Utilities: U.S.	2.73%

What were some of the fund's recent utility purchases?

The following purchases reflect our emphasis on the telecommunications and natural gas sectors.

Media One Group DECS (3.04% of net assets) and Cox Communications PRIDES (convertible into Sprint PCS) (3.34% of net assets): These firms are world leaders in wireless communications services, one of the fastest-growing segments of the telecommunications industry.

We also invested in a telecommunication services convertible "basket" of new entrant companies that have high potential: Global Crossing (1.09% of net assets), Intermedia Communications (1.94% of net assets), Level 3 (0.70% of net assets), Metromedia Fiber Network (0.79% of net assets), Nextel (1.84% of net assets), and Nextlink (1.45% of net assets).

In the natural gas sector, we purchased Apache Convertible Preferreds (1.35% of net assets), Kerr-McGee Convertible Preferreds (1.61% of assets), and Burlington Resources (0.97% of net assets). These are among the top independent gas producers that should benefit from strong fundamentals for the gas market.

What do you see ahead for utilities through the year 2000?

By sector, telecommunications stocks offer excellent growth potential at reasonable valuations, in our opinion. We are particularly excited about prospects for wireless service providers such as Sprint PCS. We think these companies have a competitive advantage over the incumbent local companies.

The natural gas sector has outstanding prospects, and despite the warmest winter on record for 105 years, current spot market prices for natural gas are 65% higher than a year ago. Gas production is not keeping pace with demand, and demand is growing. A surge of newly constructed electric power plants will sharply increase the summer demand for natural gas. Natural gas is rapidly becoming more than just a play on cold weather in the northeast and midwest regions of the United States.

Electric utilities, which had their worst year on record last year, continue to struggle. Adverse regulatory decisions continue to plague this sector, which has struggled to adapt to an increasingly unregulated environment. We believe independent power producers, which have more entrepreneurial management, have better prospects.

We continue to favor the telecommunications and natural gas sectors over electric utilities. In general, we believe utilities now offer an appealing combination of growth and value.

Two Ways You May Seek to Invest for Success:

RESULTS OF A $12,000 INVESTMENT

If you made an initial investment of $12,000 in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $49,334 on 3/31/2000. You would have earned a 12.68% average annual total return for the investment life span.1

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/2000, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were 8.09%, 14.13%, and 12.16%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (10/12/94) total returns were 7.90%, 14.34% and 13.57%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (4/27/93) total returns were 12.41%, 14.56% and 10.62%, respectively. Class F Shares' average annual 1-year and since inception (6/1/96) total returns were 12.20% and 14.09%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 11 years (reinvesting all dividends and capital gains) grew to $26,600.

With this approach, the key is consistency. If you had started investing $1,000 annually in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $12,000, but your account would have reached a total value of $26,6001 by 3/31/2000. You would have earned an average annual total return of 12.04%.

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

DIVIDENDS TAKEN IN CASH

If you had made an initial investment of $12,000 in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, and received dividends in cash and reinvested capital gains, your account would have been worth $27,125 on 3/31/2000. You would have earned a 12.64%1 average annual total return for the investment life span and you would have earned $9,483 in income.

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment in Class A Shares after receiving all dividends in cash and reinvesting capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost

SYSTEMATIC INVESTING OVER TIME

If you had made an initial investment of $5,000 in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, with subsequent monthly investments of $500 with all dividends and capital gains reinvested, your account would have been worth $169,187 on 3/31/2000. In total, you would have invested $76,000 and you would have earned an 12.11%1 average annual total return for the investment life span.

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan can work for you when you invest only $500 monthly.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated Utility Fund, Inc.-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class A Shares) (the "Fund") from February 28, 1990 to February 29, 2000, compared to the Standard & Poor's 500 Index (S&P500),2 the Standard & Poor's Utility Index (S&PUI)2 and the Dow Jones Utility Average (DJUA).2

Average Annual Total Returns[3] for the Period Ended February 29, 2000
1 Year	( 0.33%)
5 Years	12.76%
10 Years	11.46%
Start of Performance (5/27/88)	12.17%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% (the $10,000 investment minus $450 sales charge=$9,550). As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes and the average are unmanaged.

3 Total return quoted reflects all applicable current sales charges.

Federated Utility Fund, Inc.-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class B Shares) (the "Fund") from October 12, 1994 (start of performance) to February 29, 2000, compared to the Standard & Poor's 500 Index (S&P500),2 the Standard & Poor's Utility Index (S&PUI)2 and the Dow Jones Utility Average (DJUA).2

Average Annual Total Return[3] for the Period Ended February 29, 2000
1 Year	(0.42%)
5 Years	12.94%
Start of Performance (10/12/94)	12.43%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes and the average are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Utility Fund, Inc.-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to February 29, 2000, compared to the Standard & Poor's 500 Index (S&P500),2 the Standard & Poor's Utility Index (S&PUI)2 and the Dow Jones Utility Average (DJUA).2

Average Annual Total Returns[3] for the Period Ended February 29, 2000
1 Year	3.71%
5 Years	13.17%
Start of Performance (4/27/93)	9.71%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes and the average are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Utility Fund, Inc.-Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund, Inc. (Class F Shares) (the "Fund") from June 1, 1996 (start of performance) to February 29, 2000, compared to the Standard & Poor's 500 Index (S&P500),2 the Standard & Poor's Utility Index (S&PUI)2 and the Dow Jones Utility Average (DJUA).2

Average Annual Total Return[3] for the Period Ended February 29, 2000
1 Year	3.52%
Start of Performance (6/1/96)	12.43%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge=$9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P500, the S&PUI, and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes and the average are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

FEBRUARY 29, 2000

Shares			Value
		COMMON STOCKS--57.7%
		Basic Industries--1.8%
313,000	[1]	Adelphia Business Solutions, Inc.	$16,080,375
75,000		BCE, Inc.	8,245,312

		TOTAL	24,325,687

		Electric Utilities: U.S. Central--0.3%
347,900		NiSource, Inc.	4,500,956

		Electric Utilities: U.S. South--3.1%
425,693		NSTAR	17,426,807
353,753		SCANA Corp.	8,423,743
495,700		Texas Utilities Co.	16,172,213

		TOTAL	42,022,763

		Electric Utilities: U.S. West--2.0%
660,500		P G & E Corp.	13,622,813
281,400	[1]	Western Wireless Corp., Class A	13,647,900

		TOTAL	27,270,713

		Foreign Utilities--3.9%
91,000		British Telecommunication PLC, ADR	16,220,750
226,000		Telefonica SA, ADR	19,591,375
681,000		Vivendi, ADR	15,663,000

		TOTAL	51,475,125

		Major U.S. Telecommunications--18.0%
308,400		AT&T Corp.	15,246,525
489,300		BellSouth Corp.	19,938,975
427,000		GTE Corp.	25,193,000
847,500	[1]	MCI Worldcom, Inc.	37,819,688
82,200		Motorola, Inc.	14,015,100
997,800		Sprint Corp.	60,865,800
922,000		U.S. West, Inc.	66,960,250

		TOTAL	240,039,338

Shares			Value
		COMMON STOCKS--continued
		Natural Gas Distribution--6.9%
346,550		Columbia Energy Group	$20,446,450
341,200		FPL Group, Inc.	13,178,850
1,375,900		KeySpan Corp.	28,033,963
75,800		New Jersey Resources Corp.	2,814,075
629,300		NICOR, Inc.	19,114,988
304,700		Peoples Energy Corp.	8,817,256

		TOTAL	92,405,582

		Oil/Gas Transmission--13.1%
468,500		Burlington Resources, Inc.	12,942,312
1,321,000		El Paso Energy Corp.	48,959,562
821,900		Enron Corp.	56,711,100
293,000		USX-Marathon Group	6,336,125
1,198,800		Williams Cos., Inc. (The)	50,124,825

		TOTAL	175,073,924

		Other Telephone/Communications--8.6%
704,000		Alltel Corp.	40,832,000
375,200		CenturyTel, Inc.	12,616,100
106,900		Nokia Oyj, ADR	21,199,606
96,300	[1]	RF Micro Devices, Inc.	13,319,494
113,000		Telephone and Data System, Inc.	11,921,500
175,000	[1]	Tellabs, Inc.	8,400,000
116,900	[1]	Viatel, Inc.	6,582,931

		TOTAL	114,871,631

		TOTAL COMMON STOCKS (IDENTIFIED COST $686,370,259)	771,985,719

		CONVERTIBLE PREFERRED STOCKS--33.6%
		Broadcasting--4.0%
153,200		Cox Communications, Inc., PRIDES, $3.54	9,488,825
457,400		Cox Communications, Inc., PRIDES Sprint PCS, $5.79	44,596,500

		TOTAL	54,085,325

		Electric Utilities: U.S.--4.3%
538,000		AES Corp., Conv. Pfd., $3.45	36,516,750
100,700		Calpine Corp., Conv. Pfd.	8,532,613
592,000	[2]	Utilicorp United, Inc., Conv. Pfd., $2.44	12,173,000

		TOTAL	57,222,363

Shares or Principal Amount			Value
		CONVERTIBLE PREFERRED STOCKS--continued
		Electric Utilities: U.S. Central--1.4%
729,500		CMS Energy Corp., Conv. Pfd., $3.64	$18,146,312

		Natural Gas Distribution--3.7%
1,247,700		Coastal Corp., PRIDES, $1.64	31,816,350
1,043,000		Enron Corp., Note, $.50	17,079,125

		TOTAL	48,895,475

		Oil/Gas Transmission--4.3%
506,000		Apache Corp., Conv. Pfd., $2.00	18,026,250
596,300		Kerr-McGee Corp., DECS, $1.84	21,578,606
461,100		K N Energy, Inc., Conv. Pfd., $3.55	18,616,913

		TOTAL	58,221,769

		Telecommunications--15.9%
208,300	[2,3]	Alliant Energy Corp., Conv. Pfd.	17,778,405
306,000		BroadWing, Inc., Cumulative McLeod Conv. Pfd., Series B, $3.38	16,045,875
30,000	[2,3]	Global Crossing Ltd., Conv. Pfd.	3,585,750
42,100	[2,3]	Global Crossing Ltd., Conv. Pfd., $4.38	11,030,200
704,500		Global TeleSystems Group, Inc., Conv. Pfd., $3.64	30,821,875
197,200		Intermedia Communications, Inc., Cumulative Conv. Pfd., Series E, $1.75	10,303,700
389,200		Intermedia Communications, Inc., Cumulative Conv. Pfd., Series F, $1.75	15,568,000
745,000		MediaOne Group, DECS, $3.48	40,649,063
165,000		Metromedia Fiber Network, Inc., DECS, $2.48	10,601,250
134,000		MGC Communications, Inc., Conv. Pfd.	8,006,500
77,500		NEXTLINK Communications, Inc., Conv. Pfd., $3.24	19,413,750
197,200	[2,3]	PsiNet, Inc., Conv. Pfd.	10,209,438
103,000	[2,3]	Qwest Communications International, Inc., Conv. Pfd., $2.40	8,139,781
7,750	[2,3]	WinStar Communications, Inc., Conv. Pfd., $2.34	10,888,750

		TOTAL	213,042,337

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $425,284,306)	449,613,581

		CONVERTIBLE CORPORATE BONDS--6.6%
		Communication Services--4.8%
$7,700,000	[2,3]	ITC DeltaCom, Inc., Conv. Bond, 4.50%, 5/15/2006	11,675,125
8,900,000		Level 3 Communications, Inc., Conv. Bond, 6.00%, 3/15/2010	9,412,551
1,600,000	[2,3]	Liberty Media Group, Conv. Bond, 3.75%, 2/15/2030	1,570,800
21,600,000		NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	24,651,000
16,300,000	[2,3]	NTL, Inc., Conv. Bond, 5.75%, 12/15/2009	16,678,486

		TOTAL	63,987,962

Principal Amount			Value
		CONVERTIBLE CORPORATE BONDS--continued
		Energy--1.0%
$13,500,000		Kerr-McGee Corp., Sub. Deb., 5.25%, 2/15/2010	$13,407,255

		Technology--0.8%
2,300,000		Comverse Technology, Inc., Conv. Bond, 4.50%, 7/1/2005	10,607,485

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $78,461,071)	88,002,702

		REPURCHASE AGREEMENT--2.9%[4]
38,685,000		ABN AMRO, Inc., 5.86%, dated 2/29/2000, due 3/1/2000 (at amortized cost)	38,685,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,228,800,636)5	$1,348,287,002

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At February 29, 2000 these securities amounted to $103,729,735 which represents 7.8% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $91,556,735 which represents 6.8% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

4 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $1,233,274,853. The net unrealized appreciation of investments on a federal tax basis amounts to $115,012,149 which is comprised of $187,927,330 appreciation and $72,915,181 depreciation at February 29, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,336,858,795) at February 29, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 29, 2000

Assets:
Total investments in securities, at value (identified cost $1,228,800,636 and tax cost $1,233,274,853)		$1,348,287,002
Cash		4,059
Income receivable		1,406,557
Receivable for investments sold		97,268,522
Receivable for shares sold		486,294

TOTAL ASSETS		1,447,452,434

Liabilities:
Payable for investments purchased	$106,237,926
Payable for shares redeemed	3,202,458
Income distribution payable	535,936
Accrued expenses	617,319

TOTAL LIABILITIES		110,593,639

Net assets for 115,045,344 shares outstanding		$1,336,858,795

Net Assets Consist of:
Paid in capital		$1,199,585,613
Net unrealized appreciation of investments		119,486,366
Accumulated net realized gain on investments and foreign currency transactions		10,921,422
Undistributed net investment income		6,865,394

TOTAL NET ASSETS		$1,336,858,795

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($688,761,217 ÷ 59,274,377 shares outstanding)		$11.62

Offering Price Per Share (100/94.50 of $11.62)[1]		$12.30

Redemption Proceeds Per Share		$11.62

Class B Shares:
Net Asset Value Per Share ($135,245,371 ÷ 11,630,251 shares outstanding)		$11.63

Offering Price Per Share		$11.63

Redemption Proceeds Per Share (94.50/100 of $11.63)[1]		$10.99

Class C Shares:
Net Asset Value Per Share ($51,707,616 ÷ 4,450,002 shares outstanding)		$11.62

Offering Price Per Share		$11.62

Redemption Proceeds Per Share (99.00/100 of $11.62)[1]		$11.50

Class F Shares:
Net Asset Value Per Share ($461,144,591 ÷ 39,690,714 shares outstanding)		$11.62

Offering Price Per Share (100/99.00 of $11.62)[1]		$11.74

Redemption Proceeds Per Share (99.00/100 of $11.62)[1]		$11.50

1 See "What do Shares Cost? " in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED FEBRUARY 29, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $169,769)			$57,925,913
Interest			3,274,443

TOTAL INCOME			61,200,356

Expenses:
Investment adviser fee		$11,197,740
Administrative personnel and services fee		1,125,417
Custodian fees		97,733
Transfer and dividend disbursing agent fees and expenses		1,413,860
Directors'/Trustees' fees		24,982
Auditing fees		36,143
Legal fees		12,082
Portfolio accounting fees		191,094
Distribution services fee--Class B Shares		1,107,358
Distribution services fee--Class C Shares		436,048
Shareholder services fee--Class A Shares		1,888,548
Shareholder services fee--Class B Shares		369,119
Shareholder services fee--Class C Shares		145,349
Shareholder services fee--Class F Shares		1,329,564
Share registration costs		38,293
Printing and postage		543,183
Insurance premiums		3,636
Taxes		78,914
Miscellaneous		44,745

TOTAL EXPENSES		20,083,808

Waivers and Expense Reduction:
Waiver of shareholder services fee--Class A Shares	$(45,325)
Waiver of shareholder services fee--Class F Shares	(159,548)
Fees paid indirectly from directed broker arrangements	(126,353)

TOTAL WAIVERS AND EXPENSE REDUCTION		(331,226)

Net expenses			19,752,582

Net investment income			41,447,774

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain on investments and foreign currency transactions			69,414,121
Net change in unrealized appreciation of investments			(27,056,191)

Net realized and unrealized gain on investments and foreign currency transactions			42,357,930

Change in net assets resulting from operations			$83,805,704

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended February 29, 2000	Year Ended February 28, 1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$41,447,774	$42,574,625
Net realized gain on investments ($71,660,057 and $247,825,220, respectively, as computed for federal tax purposes)	69,414,121	247,645,035
Net change in unrealized appreciation of investments	(27,056,191)	(183,691,248)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	83,805,704	106,528,412

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(21,775,165)	(20,437,214)
Class B Shares	(3,155,014)	(2,539,603)
Class C Shares	(1,246,785)	(1,100,012)
Class F Shares	(15,367,536)	(15,828,866)
Distributions from net realized gains
Class A Shares	(68,358,939)	(127,260,968)
Class B Shares	(13,297,183)	(22,386,351)
Class C Shares	(5,320,817)	(9,602,602)
Class F Shares	(48,515,415)	(97,416,472)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(177,036,854)	(296,572,088)

Share Transactions:
Proceeds from sale of shares	95,365,000	225,887,414
Net asset value of shares issued to shareholders in payment of distributions declared	151,971,038	250,397,338
Cost of shares redeemed	(332,645,288)	(353,602,209)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(85,309,250)	122,682,543

Change in net assets	(178,540,400)	(67,361,133)

Net Assets:
Beginning of period	1,515,399,195	1,582,760,328

End of period (including undistributed net investment income of $6,865,394 and $7,023,056, respectively)	$1,336,858,795	$1,515,399,195

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 28 or 29	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$12.42	$14.07	$13.27	$12.79	$10.98
Income From Investment Operations:
Net investment income	0.36	0.38	0.42	0.52	0.48
Net realized and unrealized gain on investments and foreign currency	0.34	0.64	2.52	1.22	1.82

TOTAL FROM INVESTMENT OPERATIONS	0.70	1.02	2.94	1.74	2.30

Less Distributions:
Distributions from net investment income	(0.36)	(0.36)	(0.41)	(0.52)	(0.48)
Distributions from net realized gain on investments and foreign currency transactions	(1.14)	(2.31)	(1.73)	(0.74)	--
Distributions in excess of net investment income[2]	--	--	--	--	(0.01)

TOTAL DISTRIBUTIONS	(1.50)	(2.67)	(2.14)	(1.26)	(0.49)

Net Asset Value, End of Period	$11.62	$12.42	$14.07	$13.27	$12.79

Total Return[3]	5.44%	7.04%	23.05%	14.34%	21.47%

Ratios to Average Net Assets:

Expenses	1.24%	1.23%	1.14%	1.15%	1.14%

Net investment income	2.86%	2.79%	3.01%	3.52%	4.09%

Expenses waivers/reimbursement[4]	0.01%	0.01%	0.11%	0.12%	0.15%

Supplemental Data:

Net assets, end of period (000 omitted)	$688,761	$756,510	$778,059	$759,732	$816,687

Portfolio turnover	127%	94%	118%	44%	76%

1 For the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 28 or 29	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$12.42	$14.08	$13.28	$12.77	$10.98
Income From Investment Operations:
Net investment income	0.26	0.28	0.30	0.44	0.43
Net realized and unrealized gain on investments and foreign currency	0.35	0.63	2.53	1.21	1.77

TOTAL FROM INVESTMENT OPERATIONS	0.61	0.91	2.83	1.65	2.20

Less Distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.30)	(0.40)	(0.41)
Distributions from net realized gain on investments and foreign currency transactions	(1.14)	(2.31)	(1.73)	(0.74)	--

TOTAL DISTRIBUTIONS	(1.40)	(2.57)	(2.03)	(1.14)	(0.41)

Net Asset Value, End of Period	$11.63	$12.42	$14.08	$13.28	$12.77

Total Return[2]	4.73%	6.18%	22.10%	13.60%	20.45%

Ratios to Average Net Assets:

Expenses	1.99%	1.98%	1.90%	1.90%	1.90%

Net investment income	2.10%	2.04%	2.25%	2.81%	3.19%

Expenses waivers/reimbursement[3]	--	--	0.10%	0.12%	0.14%

Supplemental Data:

Net assets, end of period (000 omitted)	$135,245	$142,858	$121,549	$101,619	$85,650

Portfolio turnover	127%	94%	118%	44%	76%

1 For the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 28 or 29	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$12.42	$14.07	$13.28	$12.77	$10.98
Income From Investment Operations:
Net investment income	0.26	0.28	0.31	0.42	0.39
Net realized and unrealized gain on investments and foreign currency	0.34	0.64	2.51	1.23	1.80

TOTAL FROM INVESTMENT OPERATIONS	0.60	0.92	2.82	1.65	2.19

Less Distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.30)	(0.40)	(0.39)
Distributions from net realized gain on investments and foreign currency transactions	(1.14)	(2.31)	(1.73)	(0.74)	--
Distributions in excess of net investment income[2]	--	--	--	--	(0.01)

TOTAL DISTRIBUTIONS	(1.40)	(2.57)	(2.03)	(1.14)	(0.40)

Net Asset Value, End of Period	$11.62	$12.42	$14.07	$13.28	$12.77

Total Return[3]	4.65%	6.25%	23.03%	13.58%	20.43%

Ratios to Average Net Assets:

Expenses	1.99%	1.98%	1.90%	1.90%	1.87%

Net investment income	2.11%	2.03%	2.25%	2.77%	3.35%

Expenses waivers/reimbursements[4]	--	--	0.10%	0.12%	0.17%

Supplemental Data:

Net assets, end of period (000 omitted)	$51,708	$58,012	$58,010	$58,196	$66,864

Portfolio turnover	127%	94%	118%	44%	76%

1 For the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 28 or 29	2000 [1]	1999	1998	1997 [2]
Net Asset Value, Beginning of Period	$12.41	$14.07	$13.27	$12.37
Income From Investment Operations:
Net investment income	0.37	0.39	0.43	0.42
Net realized and unrealized gain on investments and foreign currency	0.34	0.63	2.51	1.20

TOTAL FROM INVESTMENT OPERATIONS	0.71	1.02	2.94	1.62

Less Distributions:
Distributions from net investment income	(0.36)	(0.37)	(0.41)	(0.36)
Distributions from net realized gain on investments and foreign currency transactions	(1.14)	(2.31)	(1.73)	(0.36)

TOTAL DISTRIBUTIONS	(1.50)	(2.68)	(2.14)	(0.72)

Net Asset Value, End of Period	$11.62	$12.41	$14.07	$13.27

Total Return[3]	5.55%	6.99%	23.09%	13.39%

Ratios to Average Net Assets:

Expenses	1.21%	1.20%	1.12%	1.12%[4]

Net investment income	2.89%	2.81%	3.03%	3.79%[4]

Expenses waivers/reimbursement[5]	0.03%	0.03%	0.13%	0.15%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$461,145	$558,020	$625,142	$662,182

Portfolio turnover	127%	94%	118%	44%

1 For the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from June 1, 1996 (date of initial public investment) to February 28, 1997.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 29, 2000

ORGANIZATION

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objective of the Fund is current income and long-term growth of income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$262,153	$(201,217)	$(60,936)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At February 29, 2000, the Fund had no outstanding foreign currency commitments.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at February 29, 2000 is as follows:

Security	Acquisition Date	Acquisition Cost
Utilicorp United, Inc., Conv. Pfd.	9/23/1999	$14,800,000

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

Capital Stock

At February 29, 2000, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	250,000,000
Class B Shares	250,000,000
Class C Shares	250,000,000
Class F Shares	250,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

Year Ended February 29 or 28	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,973,111	$37,023,922	10,264,994	$143,451,215
Shares issued to shareholders in payment of distributions declared	6,541,275	80,520,406	9,755,853	129,737,536
Shares redeemed	(11,169,706)	(137,541,811)	(14,380,818)	(200,184,276)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,655,320)	$(19,997,483)	5,640,029	$73,004,475

Year Ended February 29 or 28	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,535,063	$31,594,546	3,348,277	$46,162,492
Shares issued to shareholders in payment of distributions declared	1,161,331	14,313,989	1,616,455	21,467,469
Shares redeemed	(3,564,431)	(43,950,541)	(2,099,423)	(28,790,480)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	131,963	$1,957,994	2,865,309	$38,839,481

Year Ended February 29 or 28	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	645,667	$8,049,395	543,318	$7,461,346
Shares issued to shareholders in payment of distributions declared	471,474	5,812,105	710,599	9,439,313
Shares redeemed	(1,339,404)	(16,508,984)	(704,181)	(9,690,530)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(222,263)	$(2,647,484)	549,736	$7,210,129

Year Ended February 29 or 28	2000		1999
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,494,448	$18,697,137	2,073,085	$28,805,862
Shares issued to shareholders in payment of distributions declared	4,163,195	51,324,538	6,762,966	89,758,602
Shares redeemed	(10,918,012)	(134,643,952)	(8,327,923)	(114,936,006)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(5,260,369)	$(64,622,277)	508,128	$3,628,458

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,005,989)	$(85,309,250)	9,563,202	$122,682,543

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser's general partner is Federated Investment Management Company.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percent of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the fiscal year ended February 29, 2000, Class F Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended February 29, 2000, the Fund's expenses were reduced by $126,353 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended February 29, 2000, were as follows:

Purchases	$1,819,427,850

Sales	$2,026,742,801

CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)

On May 19, 1999, the Fund's Directors, upon recommendation of its Audit Committee, requested and subsequently accepted the resignation of Ernst & Young LLP ("E&Y") as the Fund's independent auditors. E&Y's reports on the Fund's financial statements for the fiscal years ended February 28, 1998 and February 28, 1999 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended February 28, 1998 and February 28, 1999: (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund, by action of its Directors, upon the recommendation of the Audit Committee, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Fund's financial statements for the fiscal year ended February 29, 2000. During the Fund's fiscal years ended February 28, 1998 and February 28, 1999, neither the Fund nor anyone on its behalf has consulted D&T on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(v) of Item 304 or Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED UTILITY FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Utility Fund, Inc. (the "Fund") as of February 29, 2000, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 28, 1999 and the financial highlights for each of the periods in the four years ended February 28, 1999 were audited by other auditors whose report dated April 19, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 29, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund, Inc. as of February 29, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
April 14, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

ANNUAL REPORT

AS OF FEBRUARY 29, 2000

Federated Utility Fund, Inc.

Established 1988

12TH ANNUAL REPORT

Federated
Federated Utility Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402

G01049-01 (4/00)

                   APPENDIX TO FEDERATED UTILITY FUND, INC.

                      ANNUAL REPORT DATED FEBRUARY 29, 2000

Pg. 6
 . The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 through
2/29/00. The "y" axis is measured in increments of $10,000 ranging from $0 to
$50,000 and indicates that the ending value of hypothetical initial investment of $12,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $45,000 on 2/29/00.

Pg. 7
 . The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 through
2/29/00. The "y" axis is measured in increments of $10,000 ranging from $0 to
$40,000 and indicates that the ending value of hypothetical initial investment of $1,000 and 11 subsequent annual investments of $1,000 in the fund's Class A
Shares, assuming the reinvestment of capital gains and dividends, would have grown to $24,736 on 2/29/00.

Pg. 9
 . The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 through
2/29/00. The "y" axis is measured in increments of $30,000 ranging from $0 to
$160,000 and indicates that the ending value of hypothetical initial investment of $5,000 with subsequent monthly investments of $500 in the fund's Class A
Shares, assuming the reinvestment of capital gains and dividends, would have grown to $156,884 on 2/29/00.

Pg. 10
      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the graph. The Class
A Shares of Federated Utility Fund, Inc. (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line, the Dow Jones Utility Average ("DJUA") is represented by a broken line and the Standard & Poor's Utility Index ("S&PUI") is represented by a dashed line.
The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P
500, the DJUA and the S&PUI. The "x" axis reflects computation periods from
2/28/90 through 2/29/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class A Shares as compared to the S&P 500, the DJUA and the S&PUI.. The ending values were $29,887, $52,523, $22,872 and $27,919, respectively.

Pg. 11
      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the graph. The Class
B Shares of Federated Utility Fund, Inc. (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line, the Dow Jones Utility Average ("DJUA") is represented by a broken line and the Standard & Poor's Utility Index ("S&PUI") is represented by a dashed line.
The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P
500, the DJUA and the S&PUI. The "x" axis reflects computation periods from
10/12/94 through 2/29/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class B Shares as compared to the S&P 500, the DJUA and the S&PUI.. The ending values were $18,880, $32,722, $19,922 and $20,782, respectively.

Pg. 12
      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the graph. The Class
C Shares of Federated Utility Fund, Inc. (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line, the Dow Jones Utility Average ("DJUA") is represented by a broken line and the Standard & Poor's Utility Index ("S&PUI") is represented by a dashed line.
The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P
500, the DJUA and the S&PUI. The "x" axis reflects computation periods from
04/27/93 through 2/29/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class C Shares as compared to the S&P 500, the DJUA and the S&PUI.. The ending values were $18,850, $35,793, $17,187 and $19,379, respectively.

Pg. 12
      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the graph. The Class
F Shares of Federated Utility Fund, Inc. (the "Fund") are represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line, the Dow Jones Utility Average ("DJUA") is represented by a broken line and the Standard & Poor's Utility Index ("S&PUI") is represented by a dashed line.
The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the Fund, the S&P
500, the DJUA and the S&PUI. The "x" axis reflects computation periods from
04/27/93 through 2/29/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund's Class F Shares as compared to the S&P 500, the DJUA and the S&PUI.. The ending values were $15,503 $21,687, $16,205 and $14,611, respectively.